SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


             Date of Report:  October 26, 1995



                     UNOCAL CORPORATION
                     ------------------

   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483                 95-3825062
-----------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)




1201 West Fifth Street, Los Angeles, California             90017
-----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600

ITEM 5.   OTHER EVENTS

On October 26, 1995, the following news release was issued:

              UNOCAL REPORTS $59 MILLION EARNINGS FOR THIRD QUARTER

     Unocal Corporation today reported third-quarter 1995 net earnings of $59 million, or 20 cents per common share, down 16 percent from $70 million, or 25 cents per common share for the third quarter 1994. Total revenues were nearly $2.01 billion, down slightly from $2.02 billion for the same quarter last year.
     Earnings from operations for the three months ended September 30, 1995, excluding special items (detailed in the attached tables) were $50 million or 17 cents per common share. This compares with $69 million, or 25 cents per common share, for the third quarter 1994.
     "We've focused on controlling and reducing costs to help counter the effect of lower natural gas prices and crude oil production and very low refined product margins," said Roger C. Beach, Unocal chairman and chief executive officer.
     Beach added that Unocal's natural gas production from the Gulf of Mexico, one of the company's key operating areas, increased by 5 percent over the level of a year ago in spite of storm related curtailments late in the third quarter. "This increase was offset by lower crude oil production that reflected the sale of various domestic producing properties and the natural production decline of fields in California and the central U.S."
         Beach noted 76 Products Company had its first positive quarter for the year, helped in part by an increase in product sales volumes and lower operating and selling expenses. "We've nearly completed the refinery modifications needed to manufacture California reformulated gasoline, and our capital costs are going to total less than $400 million, compared with earlier estimates of $450 million," he said.
         The company's third quarter earnings from agricultural products reflected a seasonal downturn and costs associated with the start up of the Kennewick, Wash., fertilizer manufacturing plant, which will begin operations in the first quarter 1996. "The start-up of this plant will give us additional capacity to meet demand in the Pacific Rim at the beginning of the growing season next year," Beach said. Prices for ammonia and urea products remain high, compared with a year ago.
         The company's reported earnings for the third quarter included a one-time benefit resulting from a $34 million lawsuit settlement to recover lease bonus and rentals relating to Outer Continental Shelf leases offshore Florida and Alaska.

     For the nine months ended September 30, 1995, net earnings were $211 million or 75 cents per common share. This compares with a loss of $85 million, or 46 cents per common share, for the same period 1994. Year-to-date revenues were $6.2 billion, up from $5.98 billion last year.
     Earnings from operations for the nine months, excluding special items (detailed in the attached tables), were $205 million, down 4 percent from $214 million last year. Adjusted earnings per common share for the nine months were 72 cents, down from 77 cents last year.

NEWS RELEASE                                                 UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)

                                                                                      For the Three Months      For the Nine Months
                                                                                       Ended September 30        Ended September 30
                                                                                ----------------------------------------------------
Dollars in millions except per share amounts                                           1995            1994 (c)   1995      1994 (c)
------------------------------------------------------------------------------------------------------------------------------------

Total revenues (a) ....................................................        $ 2,005        $ 2,020        $ 6,201        $ 5,981
Costs and other deductions (a) ........................................          1,899          1,883          5,839          5,614
                                                                                ---------------------------------------------------

Earnings before income taxes ..........................................            106            137            362            367
Income taxes ..........................................................             47             67            151            175
                                                                                 --------------------------------------------------
Earnings before cumulative effect of accounting change ................             59             70            211            192
Cumulative effect of accounting change ................................             --             --             --           (277)
                                                                                ---------------------------------------------------
Net earnings (loss) ...................................................        $    59        $    70        $   211        $   (85)
Dividends on preferred stock ..........................................              9              9             27             27
                                                                                 ---------------------------------------------------
Net earnings (loss) applicable to common shares .......................        $    50        $    61        $   184        $  (112)


Earnings (loss) per common share: (b)
        Before cumulative effect of accounting change .................        $  0.20        $  0.25        $  0.75        $  0.68
        Cumulative effect of accounting change ........................             --             --             --          (1.14)
                                                                                ---------------------------------------------------
Net earnings (loss) ...................................................        $  0.20        $  0.25        $  0.75        $ (0.46)

(a)        Includes consumer excise taxes of                                   $   228        $   229        $   665        $   686
(b)        Based on weighted average common shares outstanding
           (in millions)                                                           247            243            246            242
(c)        Restated for the effect of the accounting policy change
           recorded in the fourth quarter of 1994.

-------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

                                                                                                          Sep. 30            Dec. 31
                                                                                                    --------------------------------
Millions of dollars                                                                                        1995 (a)           1994
------------------------------------------------------------------------------------------------------------------------------------

Assets
Cash and cash equivalents ..............................................................                $  168                $  148
Other current assets ...................................................................                 1,373                 1,380
Investments and long-term receivables ..................................................                 1,083                   895
Properties - net .......................................................................                 6,967                 6,823
Other assets ...........................................................................                   142                    91
                                                                                                        ----------------------------
           Total assets ................................................................                $9,733                $9,337

Liabilities
Current Liabilities ....................................................................                $1,129                $1,257
Long-term debt and capital lease obligations ...........................................                 3,895                 3,461
Deferred Income taxes ..................................................................                   586                   643
Other deferred credits and liabilities .................................................                 1,190                 1,161
                                                                                                        ----------------------------
           Total liabilities ...........................................................                 6,800                 6,522

Stockholders' Equity ...................................................................                 2,933                 2,815
                                                                                                        ----------------------------
           Total liabilities and stockholders' equity ..................................                $9,733                $9,337

(a) Certain amounts have been reclassified to conform to requirements of SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments".

NEWS RELEASE                                                 UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)


                                                                                 For the Three Months           For the Nine Months
                                                                                 Ended September 30             Ended September 30
                                                                          ----------------------------------------------------------
Millions of dollars                                                                 1995          1994            1995         1994
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities
         Cash flow from operations .........................................      $   309       $   331       $   862       $ 1,034
         Working capital and other changes related to operations ...........            9            (4)         (186)         (179)
                                                                                  -------------------------------------------------
                 Net cash provided by operating activities .................          318           327           676           855

Cash flows from investing activities
         Capital expenditures  (includes dry hole costs) ...................         (371)         (321)         (967)         (839)
         Proceeds from asset sales .........................................            2            81           130           136
                                                                                  -------------------------------------------------
                 Net cash used in investing activities .....................         (369)         (240)         (837)         (703)

Cash flows from financing activities
         Net increase (decrease) in long-term debt
          and capital lease obligations ....................................          129            --           305           (23)
         Dividends paid ....................................................          (57)          (57)         (174)         (172)
         Other .............................................................           17            13            50            31
                                                                                  -------------------------------------------------
                 Net cash provided by (used in) financing activities .......           89           (44)          181          (164)

Increase (decrease) in cash and cash equivalents ...........................           38            43            20           (12)
Cash and cash equivalents at beginning of period ...........................          130           150           148           205
                                                                                  -------------------------------------------------
Cash and cash equivalents at end of period .................................      $   168       $   193       $   168       $   193


--------------------------------------------------------------------------------

SELECTED FINANCIAL DATA




                                                                            For the Three Months               For the Nine Months
                                                                             Ended September 30                Ended September 30
                                                                          ----------------------------------------------------------
                                                                             1995             1994             1995            1994
                                                                          ----------------------------------------------------------

Exploration expense
         Oil & Gas
                 United States .................................             $  6             $  6             $ 26             $ 15
                 Foreign .......................................               24               18               57               62
         Geothermal ............................................                0                1                2                2
                                                                              ------------------------------------------------------
                 Total .........................................             $ 30             $ 25             $ 85             $ 79

Dry hole costs
         Oil & Gas
                 United States .................................             $ 23             $ 16             $ 27             $ 37
                 Foreign .......................................                6               11               19               24
         Geothermal ............................................                2                3                4                3
                                                                             -------------------------------------------------------
                 Total .........................................             $ 31             $ 30             $ 50             $ 64

Depreciation, Depletion & Amortization .........................             $237             $220             $704             $729


                        NEWS RELEASE UNOCAL CORPORATION

                              OPERATING HIGHLIGHTS
                                  (UNAUDITED)



                                                                                     For the Three Months       For the Nine Months
                                                                                      Ended September 30         Ended September 30
                                                                                ---------------------------------------------------
                                                                                        1995          1994         1995        1994
------------------------------------------------------------------------------------------------------------------------------------

Net daily production (a)
           Crude oil and condensate (thousand barrels):
                     United States .............................................        123.6        135.8        126.4        139.1
                     Foreign:
                          Far East .............................................         81.9         92.2         84.6         85.3
                          Other ................................................         29.6         33.8         30.3         36.4
                                                                                 ---------------------------------------------------
                                                       Total Foreign                    111.5        126.0        114.9        121.7


                                                                                 ---------------------------------------------------
               Worldwide .......................................................        235.0        261.8        241.3        260.8

           Natural gas (million cubic feet):
                     United States .............................................        1,077        1,115        1,109        1,117
                     Foreign:
                          Far East .............................................          577          653          597          605
                          Other ................................................           55           35           48           55
                                                                                 ---------------------------------------------------
                                                       Total Foreign                      632          688          645          660


                                                                                 ---------------------------------------------------
               Worldwide .......................................................        1,709        1,803        1,754        1,777

           Natural gas liquids (thousand barrels) ..............................         20.2         23.0         21.4         21.4

           Geothermal (million kilowatt-hours) .................................         17.7         21.6         16.0         20.6

Input to crude oil processing units (thousand barrels daily) (b) ...............          220          235          207          230

Sales of petroleum products (thousand barrels daily) (b) .......................          269          247          251          243



Average sales prices
           Crude oil and condensate (per barrel):
          United States ....................................................     $   14.83     $   14.48     $   15.17     $   12.83
          Foreign:
               Far East ....................................................     $   15.26     $   15.61     $   16.11     $   14.46
               Other .......................................................     $   15.12     $   15.73     $   15.84     $   14.05
                                            Total Foreign                        $   15.21     $   15.66     $   16.01     $   14.30


                                                                                 ---------------------------------------------------
    Worldwide ..............................................................     $   14.98     $   14.95     $   15.51     $   13.41

Natural gas (per mcf):
          United States ....................................................     $    1.43     $    1.64     $    1.49     $    1.85
          Foreign:
               Far East ....................................................     $    2.05     $    1.97     $    2.00     $    1.99
               Other .......................................................     $    1.21     $    1.65     $    1.14     $    1.77
                                             Total Foreign                       $    1.97     $    1.96     $    1.94     $    1.97


                                                                                 --------------------------------------------------
    Worldwide ..............................................................     $    1.64     $    1.76     $    1.66     $    1.89


   (a)     Includes production sharing agreements on a gross basis.
   (b)     Restated 1994 to exclude 50% of the volumes of The UNO-VEN Company.

                               UNOCAL CORPORATION
                                  NEWS RELEASE
                          EARNINGS BY BUSINESS SEGMENT
                                  (Unaudited)





                                                                                   3rd Quarter of 1995        3rd Quarter of 1994
                                                                                ---------------------------------------------------
Millions of dollars                                                             Before-tax    After-tax     Before-tax    After-tax
-----------------------------------------------------------------------------------------------------------------------------------

Petroleum
   Exploration & Production:
      United States ....................................................         $  85          $  52          $  76          $  48
      Foreign ..........................................................            88             46            139             74

   Refining & Marketing:
      76 Products Company ..............................................            11              6             10              6
      Other ............................................................            --             --              2              1

Geothermal & Power Operations ..........................................            13              7             18             11

Diversified Businesses:
      Agricultural Products ............................................             5              4             10              6
      Carbon & Minerals ................................................            14             12             20             14
      Pipelines ........................................................            19             14             14             12
      Other ............................................................             3              2             (2)            (1)

Corporate & Unallocated
      Administrative & General .........................................           (33)           (21)           (45)           (28)
      Interest expense - net ...........................................           (68)           (47)           (59)           (40)
      Environmental & Litigation expense ...............................           (15)           (10)           (22)           (15)
      Other ............................................................           (16)            (6)           (25)           (18)
                                                                                 --------------------------------------------------

Earnings before cumulative effect of accounting change .................           106             59            136             70
Cumulative effect of accounting change .................................            --             --             --             --
                                                                                 --------------------------------------------------
            Total ......................................................         $ 106          $  59          $ 136          $  70



The Exploration & Production segment is engaged in the exploration for, and the production of crude oil, condensate, natural gas liquids and natural gas. This segment is also responsible for the marketing of natural gas.

Refining & Marketing:
   76 Products Company - principally is responsible for the company's West Coast petroleum refining operations, marketing and transportation of refined petroleum products and petroleum coke.
   Other - primarily includes marketing of crude oil and natural gas liquids.

The Geothermal & Power segment is involved in the exploration for, and the production and sale of geothermal resources.

Diversified Businesses:
   Agricultural Products - manufactures and markets nitrogen-based fertilizers for wholesale markets.
Carbon and  Minerals  -  produces  and  markets  petroleum  cokes and  specialty minerals.
Pipelines  -  principally  includes  equity  interests  in  affiliated  pipeline companies outside California.
Other- includes the development and sale of real estate assets and an equity interest in refining and marketing joint venture.

                               UNOCAL CORPORATION
                                  NEWS RELEASE
                          EARNINGS BY BUSINESS SEGMENT
                                  (Unaudited)





                                                                            First Nine Months of 1995     First Nine Months of 1994
                                                                            -------------------------------------------------------
Millions of dollars                                                          Before-tax     After-tax       Before-tax    After-tax
-----------------------------------------------------------------------------------------------------------------------------------

Petroleum
   Exploration & Production:
      United States ....................................................         $ 249          $ 154          $ 222          $ 138
      Foreign ..........................................................           305            158            304            154

   Refining & Marketing:
      76 Products Company ..............................................           (27)           (17)            44             27
      Other ............................................................             1              1             11              9

Geothermal & Power Operations ..........................................            40             22             44             25

Diversified Businesses:
      Agricultural Products ............................................            90             57             30             19
      Carbon & Minerals ................................................            55             40             50             34
      Pipelines ........................................................            63             50             56             45
      Other ............................................................            14              9              9              6

Corporate & Unallocated
      Administrative & General .........................................          (111)           (69)          (129)           (80)
      Interest expense - net ...........................................          (199)          (134)          (194)          (130)
      Environmental & Litigation expense ...............................           (91)           (57)           (76)           (50)
      Other ............................................................           (27)            (3)            (5)            (5)
                                                                                 --------------------------------------------------
Earnings before cumulative effect of accounting change .................           362            211            366            192
Cumulative effect of accounting change .................................            --             --           (447)          (277)
                                                                                 --------------------------------------------------
            Total ......................................................         $ 362          $ 211          $ (81)         $ (85)
                                                                                 ==================================================

                               UNOCAL CORPORATION
                      1995 EARNINGS NEWS RELEASE SUPPLEMENT
                               SPECIAL ADJUSTMENTS
                                   (UNAUDITED)







                                                                                  3rd Quarter of 1995          3rd Quarter of 1994
                                                                           --------------------------------------------------------
    Dollars in millions except per share amounts                                  Before-tax    After-tax     Before-tax  After-tax
    -------------------------------------------------------------------------------------------------------------------------------

Reported earnings (loss) ...................................................        $ 106         $  59         $ 136         $  70
Less: Special items
           Exploration & Production
              United States
                 Asset Sales ...............................................           (1)           (1)          (11)           (6)
                 Write-down of investment and provision
                   for abandonment and remediation of the
                    Guadalupe oil field ....................................           --            --            (7)           (4)
                 Write-down of assets ......................................           --            --            --            --
                 Florida and Alaska OCS settlement .........................           29            18            --            --
              Foreign
                 Asset Sales ...............................................            1            --            23            16
           76 Products
                 Asset Sales ...............................................           --            --            --            --
                 Litigation ................................................           --            --            --            --
                 Environmental .............................................           --            --            (4)           (2)
                 Write-down of assets ......................................           --            --            (3)           (2)
           Geothermal
                 Asset Sales ...............................................            2             2            --            --
           Diversified Businesses
              Agricultural Products
                 Asset Sales ...............................................           --            --             3             2
              Other
                 Asset Sales ...............................................           --            --            --            --
           Corporate & Unallocated
                 Asset Sales ...............................................           --            --            (2)           (1)
                 Environmental provision ...................................           (2)           (1)           (3)           (2)
                 Litigation provision ......................................           (7)           (5)           (1)           --
                 UOC lease termination .....................................           --            --            --            --
                 Restructuring .............................................           --            --            --            --
                 Asset write-downs .........................................           --            --            --            --
                 Other .....................................................           --            (4)           --            --
                 Mesa settlement ...........................................           --            --            --            --
           Cumulative effect of accounting change ..........................           --            --            --            --
                                                                                    -----------------------------------------------

     Total special items ...................................................           22             9            (5)            1
                                                                                    -----------------------------------------------

Adjusted earnings ..........................................................        $  84         $  50         $ 141         $  69
Less: Dividends on preferred stock .........................................                          9                           9
                                                                                    -----------------------------------------------

Adjusted net earnings applicable to common shares ..........................                         41                          60
                                                                                    ===============================================

Adjusted net earnings per common share .....................................                      $0.17                       $0.25


                                                  UNOCAL CORPORATION
                                          1995 EARNINGS NEWS RELEASE SUPPLEMENT
                                                   SPECIAL ADJUSTMENTS
                                                       (UNAUDITED)







                                                                               First Nine Months of 1995   First Nine Months of 1994
                                                                             ------------------------------------------------------
 Dollars in millions except per share amounts                                  Before-tax     After-tax      Before-tax   After-tax
 ----------------------------------------------------------------------------------------------------------------------------------

Reported earnings (loss) ...................................................        $ 362         $ 211         $ (81)        $ (85)
Less: Special items
           Exploration & Production
              United States
                 Asset Sales ...............................................            8             5           (13)           (8)
                 Write-down of investment and provision
                   for abandonment and remediation of the
                    Guadalupe oil field ....................................           --            --           (50)          (31)
                 Write-down of assets ......................................          (13)           (8)           --            --
                 Florida and Alaska OCS settlement .........................           29            18            --            --
              Foreign
                 Asset Sales ...............................................            6             3            23            16
           76 Products
                 Asset Sales ...............................................           --            --             1             1
                 Litigation ................................................           --            --            --            --
                 Environmental .............................................           --            --            (4)           (2)
                 Write-down of assets ......................................           --            --            (9)           (6)
           Geothermal
                 Asset Sales ...............................................            9             7            --            --
           Diversified Businesses
              Agricultural Products
                 Asset Sales ...............................................            6             4             3             2
              Other
                 Asset Sales ...............................................            2             1            --            --
           Corporate & Unallocated
                 Asset Sales ...............................................           29            18             3             2
                 Environmental provision ...................................          (31)          (19)           (4)           (3)
                 Litigation provision ......................................          (27)          (17)          (27)          (17)
                 UOC lease termination .....................................           --            --            --            --
                 Restructuring .............................................           --            --            --            --
                 Asset write-downs .........................................           (3)           (2)           --            --
                 Other .....................................................           --            (4)           --            --
                 Mesa settlement ...........................................           --            --            38            24
           Cumulative effect of accounting change ..........................           --            --          (447)         (277)

                                                                                    -----------------------------------------------
     Total special items ...................................................           15             6          (486)         (299)
                                                                                    -----------------------------------------------

Adjusted earnings ..........................................................        $ 347         $ 205         $ 405         $ 214
Less: Dividends on preferred stock .........................................                         27                          27
                                                                                    -----------------------------------------------

Adjusted net earnings applicable to common shares ..........................                        178                         187
                                                                                    ===============================================


Adjusted net earnings per common share .....................................                      $0.72                       $0.77




                               UNOCAL CORPORATION
                                  NEWS RELEASE
           EARNINGS BY BUSINESS SEGMENT EXCLUDING SPECIAL ADJUSTMENTS
                                  (UNAUDITED)





                                                                                  3rd Quarter of 1995           3rd Quarter of 1994
                                                                     --------------------------------------------------------------
Millions of dollars                                                     Before-tax       After-tax      Before-tax        After-tax
-----------------------------------------------------------------------------------------------------------------------------------

Petroleum
   Exploration & Production:
      United States ............................................           $  57            $  35            $  94            $  58
      Foreign ..................................................              87               46              116               58

   Refining & Marketing:
      76 Products Company ......................................              11                6               17               10
      Other ....................................................              --               --                2                1

Geothermal & Power Operations ..................................              11                5               18               11

Diversified Businesses:
      Agricultural Products ....................................               5                4                7                4
      Carbon & Minerals ........................................              14               12               20               14
      Pipelines ................................................              19               14               14               12
      Other ....................................................               3                2               (2)              (1)

Corporate & Unallocated
      Administrative & General .................................             (33)             (21)             (45)             (28)
      Interest expense - net ...................................             (68)             (47)             (59)             (40)
      Environmental & Litigation expense .......................              (6)              (4)             (18)             (13)
      Other ....................................................             (16)              (2)             (23)             (17)
                                                                           ---------------------------------------------------------
            Total ..............................................           $  84            $  50            $ 141            $  69
                                                                           =========================================================



                               UNOCAL CORPORATION
                                  NEWS RELEASE
           EARNINGS BY BUSINESS SEGMENT EXCLUDING SPECIAL ADJUSTMENTS
                                   (UNAUDITED)





                                                                           First Nine Months of 1995      First Nine Months of 1994
                                                                         ----------------------------------------------------------
Millions of dollars                                                      Before-tax      After-tax       Before-tax       After-tax
-----------------------------------------------------------------------------------------------------------------------------------

Petroleum
   Exploration & Production:
      United States ............................................           $ 225            $ 139            $ 285            $ 177
      Foreign ..................................................             299              155              281              138

   Refining & Marketing:
      76 Products Company ......................................             (27)             (17)              56               34
      Other ....................................................               1                1               11                9

Geothermal & Power Operations ..................................              31               15               44               25

Diversified Businesses:
      Agricultural Products ....................................              84               53               27               17
      Carbon & Minerals ........................................              55               40               50               34
      Pipelines ................................................              63               50               56               45
      Other ....................................................              12                8                9                6

Corporate & Unallocated
      Administrative & General .................................            (111)             (69)            (129)             (80)
      Interest expense - net ...................................            (199)            (134)            (194)            (130)
      Environmental & Litigation expense .......................             (33)             (21)             (45)             (30)
      Other ....................................................             (53)             (15)             (46)             (31)
                                                                           --------------------------------------------------------
            Total ..............................................           $ 347            $ 205            $ 405            $ 214
                                                                           ========================================================


                                  SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)






Dated:  October 26, 1995         By:     /s/  CHARLES S. MCDOWELL
------------------------              ------------------------------
                                      Charles S. McDowell,
                                      Vice President and Comptroller





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